Cincinnati Financial Corporation
Supplemental Financial Data
for the Period Ending December 31, 2019

6200 South Gilmore Road
Fairfield, Ohio 45014-5141
cinfin.com

Investor Contact:	Media Contact:	Shareholder Contact:
Dennis E. McDaniel	Betsy E. Ertel	Brandon McIntosh
513-870-2768	513-603-5323	513-870-2696

	A.M. Best Company	Fitch Ratings	Moody's Investors Service	S&P Global Ratings
Cincinnati Financial Corporation
Corporate Debt	a	A-	A3	BBB+

The Cincinnati Insurance Companies
Insurer Financial Strength

Property Casualty Group
Standard Market Subsidiaries:	A+	—	A1	A+
The Cincinnati Insurance Company	A+	A+	A1	A+
The Cincinnati Indemnity Company	A+	A+	A1	A+
The Cincinnati Casualty Company	A+	A+	A1	A+
Surplus Lines Subsidiary:
The Cincinnati Specialty Underwriters Insurance Company	A+	—	—	—

The Cincinnati Life Insurance Company	A+	A+	—	A+

Ratings are as of February 4, 2020, under continuous review and subject to change and/or affirmation. For the current ratings, select Financial Strength on cinfin.com.
The consolidated financial statements and financial exhibits that follow are unaudited. These consolidated financial statements and exhibits should be read in conjunction with the consolidated financial statements and notes included with our periodic filings with the U.S. Securities and Exchange Commission. The results of operations for interim periods may not be indicative of results to be expected for the full year.

CINF Fourth-Quarter 2019 Supplemental Financial Data

CINF Fourth-Quarter 2019 Supplemental Financial Data

Definitions of Non-GAAP Information and
Reconciliation to Comparable GAAP Measures
Cincinnati Financial Corporation prepares its public financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP). Statutory data is prepared in accordance with statutory accounting rules for insurance company regulation in the United States of America as defined by the National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual, and therefore is not reconciled to GAAP data.
Management uses certain non-GAAP financial measures to evaluate its primary business areas – property casualty insurance, life insurance and investments. Management uses these measures when analyzing both GAAP and non-GAAP results to improve its understanding of trends in the underlying business and to help avoid incorrect or misleading assumptions and conclusions about the success or failure of company strategies. Management adjustments to GAAP measures generally: apply to non-recurring events that are unrelated to business performance and distort short-term results; involve values that fluctuate based on events outside of management’s control; supplement reporting segment disclosures with disclosures for a subsidiary company or for a combination of subsidiaries or reporting segments; or relate to accounting refinements that affect comparability between periods, creating a need to analyze data on the same basis.

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Non-GAAP operating income: Non-GAAP operating income is calculated by excluding investment gains and losses (defined as investment gains and losses after applicable federal and state income taxes) and other significant non-recurring items from net income. Management evaluates non-GAAP operating income to measure the success of pricing, rate and underwriting strategies. While investment gains (or losses) are integral to the company’s insurance operations over the long term, the determination to realize investment gains or losses on fixed-maturity securities sold in any period may be subject to management’s discretion and is independent of the insurance underwriting process. Also, under applicable GAAP accounting requirements, gains and losses are recognized from certain changes in market values of securities without actual realization. Management believes that the level of investment gains or losses for any particular period, while it may be material, may not fully indicate the performance of ongoing underlying business operations in that period.

For these reasons, many investors and shareholders consider non-GAAP operating income to be one of the more meaningful measures for evaluating insurance company performance. Equity analysts who report on the insurance industry and the company generally focus on this metric in their analyses. The company presents non-GAAP operating income so that all investors have what management believes to be a useful supplement to GAAP information.

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Consolidated property casualty insurance results: To supplement reporting segment disclosures related to our property casualty insurance operations, we also evaluate results for those operations on a basis that includes results for our property casualty insurance and brokerage services subsidiaries. That is the total of our commercial lines, personal lines and our excess and surplus lines segments plus our reinsurance assumed operations known as Cincinnati Re and our London-based global specialty underwriter known as Cincinnati Global.

•
Life insurance subsidiary results: To supplement life insurance reporting segment disclosures related to our life insurance operation, we also evaluate results for that operation on a basis that includes life insurance subsidiary investment income, or investment income plus investment gains and losses, that are also included in our investments reporting segment. We recognize that assets under management, capital appreciation and investment income are integral to evaluating the success of the life insurance segment because of the long duration of life products.

Other Measures

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Value creation ratio: This is a measure of shareholder value creation that management believes captures the contribution of the company’s insurance operations, the success of its investment strategy and the importance placed on paying cash dividends to shareholders. The value creation ratio measure is made up of two primary components: (1) rate of growth in book value per share plus (2) the ratio of dividends declared per share to beginning book value per share. Management believes this measure is useful, providing a meaningful measure of long-term progress in creating shareholder value. It is intended to be all-inclusive regarding changes in book value per share, and uses originally reported book value per share in cases where book value per share has been adjusted, such as adoption of Accounting Standards Updates with a cumulative effect of a change in accounting.

•
Statutory accounting rules: For public reporting, insurance companies prepare financial statements in accordance with GAAP. However, insurers also must calculate certain data according to statutory accounting rules for insurance company regulation in the United States of America as defined in the NAIC’s Accounting Practices and Procedures Manual, which may be, and has been, modified by various state insurance departments and differ from GAAP. Statutory data is publicly available, and various organizations use it to calculate aggregate industry data, study industry trends and compare insurance companies.

•
Written premium: Under statutory accounting rules in the U.S., property casualty written premium is the amount recorded for policies issued and recognized on an annualized basis at the effective date of the policy. Management analyzes trends in written premium to assess business efforts. The difference between written and earned premium is unearned premium.

CINF Fourth-Quarter 2019 Supplemental Financial Data

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Twelve Months Ended December 31, 2019

(Dollars in millions)	CFC	CONSOL P&C	CLIC	CFC-I	ELIM	Total
Revenues
Premiums earned:
Property casualty	$—	$5,539	$—	$—	$—	$5,539
Life	—	—	341	—	—	341
Premiums ceded	—	(205)	(71)	—	—	(276)
Total earned premium	—	5,334	270	—	—	5,604
Investment income, net of expenses	75	419	152	—	—	646
Investment gains and losses, net	728	926	(4)	—	—	1,650
Fee revenues	—	11	4	—	—	15
Other revenues	15	4	—	5	(15)	9
Total revenues	$818	$6,694	$422	$5	$(15)	$7,924

Benefits & expenses
Losses & contract holders' benefits	$—	$3,519	$359	$—	$—	$3,878
Reinsurance recoveries	—	(167)	(73)	—	—	(240)
Underwriting, acquisition and insurance expenses	—	1,652	86	—	—	1,738
Interest expense	52	—	—	1	—	53
Other operating expenses	37	—	—	1	(15)	23
Total expenses	$89	$5,004	$372	$2	$(15)	$5,452

Income before income taxes	$729	$1,690	$50	$3	$—	$2,472

Provision (benefit) for income taxes
Current operating income	$(153)	$(72)	$9	$1	$—	$(215)
Capital gains/losses	153	194	—	—	—	347
Deferred	146	195	2	—	—	343
Total provision for income taxes	$146	$317	$11	$1	$—	$475

Net income - current year	$583	$1,373	$39	$2	$—	$1,997

Net income (loss) - prior year	$(80)	$316	$48	$1	$—	$285
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
*Consolidated property casualty data includes results from our Cincinnati Re operations and our London-based global specialty underwriter known as Cincinnati Global, which was acquired on February 28,
2019.

CINF Fourth-Quarter 2019 Supplemental Financial Data

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Three Months Ended December 31, 2019

(Dollars in millions)	CFC	CONSOL P&C	CLIC	CFC-I	ELIM	Total
Revenues
Premiums earned:
Property casualty	$—	$1,423	$—	$—	$—	$1,423
Life	—	—	85	—	—	85
Premiums ceded	—	(49)	(18)	—	—	(67)
Total earned premium	—	1,374	67	—	—	1,441
Investment income, net of expenses	23	107	38	—	—	168
Investment gains and losses, net	245	292	—	—	—	537
Fee revenues	—	3	1	—	—	4
Other revenues	3	1	—	1	(3)	2
Total revenues	$271	$1,777	$106	$1	$(3)	$2,152

Benefits & expenses
Losses & contract holders' benefits	$—	$924	$100	$—	$—	$1,024
Reinsurance recoveries	—	(89)	(25)	—	—	(114)
Underwriting, acquisition and insurance expenses	—	423	19	—	—	442
Interest expense	13	—	—	—	—	13
Other operating expenses	9	—	—	—	(3)	6
Total expenses	$22	$1,258	$94	$—	$(3)	$1,371

Income before income taxes	$249	$519	$12	$1	$—	$781

Provision (benefit) for income taxes
Current operating income	$(53)	$(17)	$4	$1	$—	$(65)
Capital gains/losses	51	61	1	—	—	113
Deferred	52	57	(2)	—	—	107
Total provision for income taxes	$50	$101	$3	$1	$—	$155

Net income - current year	$199	$418	$9	$—	$—	$626

Net (loss) income - prior year	$(267)	$(190)	$3	$—	$—	$(454)
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
*Consolidated property casualty data includes results from our Cincinnati Re operations and our London-based global specialty underwriter known as Cincinnati Global, which was acquired on February 28,
2019.

CINF Fourth-Quarter 2019 Supplemental Financial Data

Cincinnati Financial Corporation
5-Year Net Income Reconciliation
(Dollars in millions except per share data)	Years ended December 31,
	2019	2018	2017	2016	2015
Net income	$1,997	$287	$1,045	$591	$634
Less:
Investment gains and losses, net	1,650	(402)	148	124	70
Income tax on investment gains and losses	(347)	84	(53)	(44)	(25)
Investment gains and losses, after-tax	1,303	(318)	95	80	45
Other non-recurring items	—	56	495	—	—
Non-GAAP operating income	$694	$549	$455	$511	$589

Diluted per share data:
Net income	$12.10	$1.75	$6.29	$3.55	$3.83
Less:
Investment gains and losses, net	10.00	(2.44)	0.89	0.74	0.42
Income tax on investment gains and losses	(2.10)	0.50	(0.32)	(0.26)	(0.15)
Investment gains and losses, after-tax	7.90	(1.94)	0.57	0.48	0.27
Other non-recurring items	—	0.34	2.98	—	—
Non-GAAP operating income	$4.20	$3.35	$2.74	$3.07	$3.56

Value creation ratio
Book value per share growth	25.9%	(4.3)%	17.1%	9.6%	(2.3)%
Shareholder dividend declared as a percentage of beginning book value	4.6	4.2	5.8	4.9	5.7
Value creation ratio	30.5%	(0.1)%	22.9%	14.5%	3.4%

Investment income
Investment income, net of expenses	$646	$619	$609	$595	$572
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.
*Includes results from our Cincinnati Re operations and our London-based global specialty underwriter known as Cincinnati Global, which was acquired on February 28, 2019.

CINF Fourth-Quarter 2019 Supplemental Financial Data

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Consolidated Property Casualty
Losses Incurred Detail
(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/19	9/30/19	6/30/19	3/31/19	12/31/18	9/30/18	6/30/18	3/31/18	6/30/19	6/30/18	9/30/19	9/30/18	12/31/19	12/31/18
Consolidated
Current accident year losses greater than $5,000,000	$14	$(1)	$14	$—	$14	$8	$6	$15	$14	$21	$13	$29	$27	$43
Current accident year losses $1,000,000-$5,000,000	77	76	53	37	54	70	62	32	90	94	166	164	243	218
Large loss prior accident year reserve development	(4)	33	5	16	21	10	4	34	21	38	54	48	50	69
Total large losses incurred	$87	$108	$72	$53	$89	$88	$72	$81	$125	$153	$233	$241	$320	$330
Losses incurred but not reported	41	(24)	(14)	47	23	(10)	87	10	33	97	9	87	50	110
Other losses excluding catastrophe losses	512	566	547	493	451	482	433	520	1,039	953	1,606	1,435	2,118	1,886
Catastrophe losses	42	70	128	69	83	117	83	51	198	134	268	251	309	334
Total losses incurred	$682	$720	$733	$662	$646	$677	$675	$662	$1,395	$1,337	$2,116	$2,014	$2,797	$2,660
Commercial Lines
Current accident year losses greater than $5,000,000	$14	$(1)	$14	$—	$8	$8	$6	$15	$14	$21	$13	$29	$27	$37
Current accident year losses $1,000,000-$5,000,000	62	56	41	26	47	62	51	22	68	73	124	135	185	182
Large loss prior accident year reserve development	1	32	3	13	24	11	1	29	16	30	48	41	49	65
Total large losses incurred	$77	$87	$58	$39	$79	$81	$58	$66	$98	$124	$185	$205	$261	$284
Losses incurred but not reported	12	(22)	(7)	43	18	(23)	53	16	36	69	14	46	26	64
Other losses excluding catastrophe losses	302	314	320	286	266	284	247	325	605	572	919	856	1,222	1,122
Catastrophe losses	(9)	32	94	25	32	75	51	22	119	73	151	148	142	180
Total losses incurred	$382	$411	$465	$393	$395	$417	$409	$429	$858	$838	$1,269	$1,255	$1,651	$1,650
Personal Lines
Current accident year losses greater than $5,000,000	$—	$—	$—	$—	$6	$—	$—	$—	$—	$—	$—	$—	$—	$6
Current accident year losses $1,000,000-$5,000,000	11	20	10	10	4	7	11	10	19	21	39	28	51	32
Large loss prior accident year reserve development	(3)	(1)	1	2	(3)	(1)	3	5	3	8	2	7	(1)	4
Total large losses incurred	$8	$19	$11	$12	$7	$6	$14	$15	$22	$29	$41	$35	$50	$42
Losses incurred but not reported	17	—	(4)	4	(3)	11	31	(1)	—	30	(1)	41	17	38
Other losses excluding catastrophe losses	160	172	167	163	154	172	157	167	330	324	504	496	662	650
Catastrophe losses	33	23	34	45	27	33	33	29	79	62	101	95	135	122
Total losses incurred	$218	$214	$208	$224	$185	$222	$235	$210	$431	$445	$645	$667	$864	$852
Excess & Surplus Lines
Current accident year losses greater than $5,000,000	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Current accident year losses $1,000,000-$5,000,000	4	—	2	1	3	1	—	—	3	—	3	1	7	4
Large loss prior accident year reserve development	(2)	2	1	1	—	—	—	—	2	—	4	—	2	—
Total large losses incurred	$2	$2	$3	$2	$3	$1	$—	$—	$5	$—	$7	$1	$9	$4
Losses incurred but not reported	12	(2)	(3)	—	8	2	3	(5)	(3)	(2)	(4)	—	7	8
Other losses excluding catastrophe losses	14	25	18	19	8	11	17	14	36	31	61	42	76	50
Catastrophe losses	1	1	—	—	—	1	—	1	1	1	1	2	2	2
Total losses incurred	$29	$26	$18	$21	$19	$15	$20	$10	$39	$30	$65	$45	$94	$64

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. The sum of quarterly amounts may not equal the full year as each is computed independently.
*Consolidated property casualty data includes results from our Cincinnati Re operations and our London-based global specialty underwriter known as Cincinnati Global, which was acquired on February 28, 2019.

CINF Fourth-Quarter 2019 Supplemental Financial Data

Consolidated Property Casualty
Loss Ratio Detail
	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/19	9/30/19	6/30/19	3/31/19	12/31/18	9/30/18	6/30/18	3/31/18	6/30/19	6/30/18	9/30/19	9/30/18	12/31/19	12/31/18
Consolidated
Current accident year losses greater than $5,000,000	1.1%	(0.1)%	1.1%	—%	1.1%	0.7%	0.4%	1.3%	0.5%	0.8%	0.3%	0.8%	0.5%	0.9%
Current accident year losses $1,000,000-$5,000,000	5.6	5.5	4.0	2.9	4.3	5.7	5.1	2.7	3.5	3.9	4.2	4.5	4.6	4.4
Large loss prior accident year reserve development	(0.4)	2.4	0.4	1.2	1.7	0.7	0.3	2.8	0.8	1.6	1.4	1.3	0.9	1.4
Total large loss ratio	6.3%	7.8%	5.5%	4.1%	7.1%	7.1%	5.8%	6.8%	4.8%	6.3%	5.9%	6.6%	6.0%	6.7%
Losses incurred but not reported	3.0	(1.8)	(1.1)	3.7	1.8	(0.8)	7.1	0.8	1.3	4.0	0.2	2.4	0.9	2.2
Other losses excluding catastrophe losses	37.3	41.2	41.6	38.9	36.0	39.0	35.1	43.4	40.2	39.2	40.5	39.0	39.7	38.4
Catastrophe losses	3.0	5.1	9.7	5.5	6.6	9.5	6.8	4.2	7.7	5.5	6.8	6.9	5.8	6.8
Total loss ratio	49.6%	52.3%	55.7%	52.2%	51.5%	54.8%	54.8%	55.2%	54.0%	55.0%	53.4%	54.9%	52.4%	54.1%
Commercial Lines
Current accident year losses greater than $5,000,000	1.7%	(0.1)%	1.7%	—%	1.0%	1.1%	0.7%	1.9%	0.9%	1.3%	0.5%	1.2%	0.8%	1.2%
Current accident year losses $1,000,000-$5,000,000	7.0	6.8	5.0	3.3	5.6	7.7	6.2	2.9	4.1	4.6	5.1	5.6	5.6	5.6
Large loss prior accident year reserve development	0.2	3.8	0.4	1.6	3.0	1.3	0.2	3.6	1.0	1.8	1.9	1.7	1.5	2.0
Total large loss ratio	8.9%	10.5%	7.1%	4.9%	9.6%	10.1%	7.1%	8.4%	6.0%	7.7%	7.5%	8.5%	7.9%	8.8%
Losses incurred but not reported	1.5	(2.6)	(0.9)	5.4	2.2	(2.9)	6.5	2.1	2.2	4.3	0.6	1.9	0.8	2.0
Other losses excluding catastrophe losses	35.4	37.6	38.9	35.1	32.9	35.3	30.4	41.1	37.0	35.7	37.2	35.6	36.7	34.9
Catastrophe losses	(1.0)	3.8	11.4	3.1	3.9	9.3	6.3	2.8	7.3	4.6	6.1	6.2	4.3	5.6
Total loss ratio	44.8%	49.3%	56.5%	48.5%	48.6%	51.8%	50.3%	54.4%	52.5%	52.3%	51.4%	52.2%	49.7%	51.3%
Personal Lines
Current accident year losses greater than $5,000,000	—%	—%	—%	—%	1.6%	—%	—%	—%	—%	—%	—%	—%	—%	0.4%
Current accident year losses $1,000,000-$5,000,000	3.5	5.4	2.8	2.8	1.3	2.0	3.5	2.9	2.8	3.2	3.7	2.8	3.6	2.4
Large loss prior accident year reserve development	(1.0)	(0.2)	0.3	0.6	(0.7)	(0.3)	0.8	1.7	0.4	1.2	0.2	0.7	(0.1)	0.4
Total large loss ratio	2.5%	5.2%	3.1%	3.4%	2.2%	1.7%	4.3%	4.6%	3.2%	4.4%	3.9%	3.5%	3.5%	3.2%
Losses incurred but not reported	5.1	(0.1)	(1.1)	1.0	(0.9)	3.4	9.4	(0.4)	(0.1)	4.6	(0.1)	4.2	1.2	2.8
Other losses excluding catastrophe losses	44.2	48.9	48.0	47.4	45.1	50.5	47.3	51.6	47.8	49.4	48.1	49.7	47.2	48.7
Catastrophe losses	9.4	6.4	9.7	13.1	7.9	10.0	10.0	8.8	11.4	9.4	9.7	9.6	9.6	9.1
Total loss ratio	61.2%	60.4%	59.7%	64.9%	54.3%	65.6%	71.0%	64.6%	62.3%	67.8%	61.6%	67.0%	61.5%	63.8%
Excess & Surplus Lines
Current accident year losses greater than $5,000,000	—%	—%	—%	—%	—%	—%	—%	—%	—%	—%	—%	—%	—%	—%
Current accident year losses $1,000,000-$5,000,000	5.4	—	3.0	1.6	5.0	1.9	—	—	2.4	—	1.5	0.7	2.5	1.8
Large loss prior accident year reserve development	(2.7)	2.7	1.5	1.2	(0.3)	0.4	(0.2)	(0.4)	1.3	(0.3)	1.8	(0.1)	0.6	(0.1)
Total large loss ratio	2.7%	2.7%	4.5%	2.8%	4.7%	2.3%	(0.2)%	(0.4)%	3.7%	(0.3)%	3.3%	0.6%	3.1%	1.7%
Losses incurred but not reported	14.4	(2.6)	(4.5)	0.8	13.5	4.3	4.5	(9.0)	(1.9)	(2.1)	(2.2)	0.1	2.4	3.6
Other losses excluding catastrophe losses	20.5	34.5	26.7	29.1	11.8	18.7	28.6	26.4	27.9	27.4	30.3	24.4	27.7	21.1
Catastrophe losses	0.4	1.0	0.5	0.2	0.7	0.5	1.0	1.8	0.3	1.4	0.6	1.1	0.5	1.0
Total loss ratio	38.0%	35.6%	27.2%	32.9%	30.7%	25.8%	33.9%	18.8%	30.0%	26.4%	32.0%	26.2%	33.7%	27.4%
*Certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.
*Consolidated property casualty data includes results from our Cincinnati Re operations and our London-based global specialty underwriter known as Cincinnati Global, which was acquired on February 28, 2019.

CINF Fourth-Quarter 2019 Supplemental Financial Data

Consolidated Property Casualty
Loss Claim Count Detail
	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/19	9/30/19	6/30/19	3/31/19	12/31/18	9/30/18	6/30/18	3/31/18	6/30/19	6/30/18	9/30/19	9/30/18	12/31/19	12/31/18
Consolidated
Current accident year reported losses greater than $5,000,000	2	1	2	—	—	1	1	3	2	4	2	5	4	7
Current accident year reported losses $1,000,000 - $5,000,000	39	35	31	19	33	37	36	22	50	59	88	95	137	125
Prior accident year reported losses on large losses	9	18	13	10	9	8	9	24	24	35	44	44	55	56
Non-Catastrophe reported losses on large losses total	50	54	46	29	42	46	46	49	76	98	134	144	196	188
Commercial Lines
Current accident year reported losses greater than $5,000,000	2	1	2	—	—	1	1	2	2	3	2	4	4	5
Current accident year reported losses $1,000,000 - $5,000,000	27	27	23	12	25	33	30	15	35	46	64	77	100	100
Prior accident year reported losses on large losses	8	18	10	7	8	7	6	22	19	30	38	38	49	49
Non-Catastrophe reported losses on large losses total	37	46	35	19	33	41	37	39	56	79	104	119	153	154
Personal Lines
Current accident year reported losses greater than $5,000,000	—	—	—	—	—	—	—	1	—	1	—	1	—	2
Current accident year reported losses $1,000,000 - $5,000,000	8	8	6	6	7	3	6	7	12	13	21	17	30	21
Prior accident year reported losses on large losses	1	—	1	2	1	1	3	2	3	5	3	6	4	7
Non-Catastrophe reported losses on large losses total	9	8	7	8	8	4	9	10	15	19	24	24	34	30
Excess & Surplus Lines
Current accident year reported losses greater than $5,000,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Current accident year reported losses $1,000,000 - $5,000,000	4	—	2	1	1	1	—	—	3	—	3	1	7	4
Prior accident year reported losses on large losses	—	—	2	1	—	—	—	—	2	—	3	—	2	—
Non-Catastrophe reported losses on large losses total	4	—	4	2	1	1	—	—	5	—	6	1	9	4
*The sum of quarterly amounts may not equal the full year as each is computed independently.

CINF Fourth-Quarter 2019 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Direct Written Premiums by Risk State by Line of Business for the Twelve Months Ended December 31, 2019
(Dollars in millions)	Commercial Lines					Personal Lines			E & S	Consolidated		Comm'l Change %	Personal Change %	E & S Change %	Consol Change %
Risk State	Comm Casualty	Comm Property	Comm Auto	Workers' Comp	Other Comm	Personal Auto	Home Owner	Other Personal	All Lines	2019	2018
										Total	Total
OH	$160.0	$151.6	$102.0	$—	$42.8	$129.9	$117.0	$36.5	$19.7	$759.5	$731.0	5.8	0.2	18.3	3.9
IL	66.1	58.1	37.2	39.7	14.4	30.5	30.8	9.5	18.6	304.9	299.2	0.1	4.2	16.1	1.9
GA	43.8	51.1	33.6	11.8	16.3	57.8	53.4	13.5	20.7	302.0	288.6	4.4	2.8	19.9	4.6
PA	72.7	57.0	44.9	39.4	13.6	16.4	14.3	5.4	14.7	278.4	262.1	5.2	6.0	24.6	6.2
NC	53.5	64.8	28.0	14.3	14.3	36.7	35.2	9.9	13.9	270.6	266.9	1.0	(0.3)	18.8	1.4
IN	54.3	54.8	34.7	22.0	14.9	29.2	33.1	7.5	14.2	264.7	269.0	(1.2)	(4.4)	9.6	(1.6)
MI	44.7	44.8	25.7	14.6	12.3	34.5	26.9	5.8	8.2	217.5	228.2	1.8	(17.0)	6.4	(4.7)
TN	41.3	47.3	27.9	8.3	12.1	18.1	23.4	6.3	8.9	193.6	186.8	5.9	(4.6)	19.1	3.6
NY	51.7	24.4	17.5	6.7	7.4	21.7	36.2	12.4	14.8	192.8	146.5	25.6	34.8	73.2	31.7
AL	27.7	38.6	19.2	1.0	9.2	27.3	36.4	7.2	11.5	178.1	170.8	7.5	(1.8)	20.2	4.3
KY	29.0	39.1	25.0	3.7	9.2	26.5	27.6	6.4	7.0	173.5	172.1	5.3	(7.4)	12.9	0.8
VA	36.9	36.6	28.9	16.7	13.3	14.9	13.7	4.7	6.2	171.9	163.4	5.0	4.6	14.1	5.2
TX	49.5	24.3	32.3	2.4	7.0	10.5	15.1	5.1	25.1	171.3	153.4	(0.1)	89.1	17.1	11.7
MO	35.2	38.7	22.4	10.9	6.4	13.6	17.3	3.8	11.5	159.8	150.6	4.2	10.6	13.0	6.1
MN	29.3	31.3	11.3	9.5	6.1	18.5	21.1	5.7	9.8	142.6	133.3	12.6	(4.8)	20.2	6.9
WI	28.4	28.5	15.3	23.1	6.8	10.5	10.9	4.3	8.3	136.1	131.2	1.5	7.1	27.0	3.8
FL	34.7	15.1	22.8	2.0	7.2	6.9	6.2	2.0	21.6	118.5	99.7	11.9	38.9	37.5	18.9
MD	20.4	15.5	17.3	8.2	5.5	17.7	13.4	3.8	4.6	106.4	101.9	1.5	7.3	29.1	4.3
AZ	23.9	16.1	18.3	6.1	3.3	8.5	7.4	3.0	5.8	92.4	79.9	15.9	6.3	55.8	15.6
AR	11.7	21.4	13.1	2.2	3.9	8.8	10.9	2.9	4.5	79.4	80.9	2.4	(12.3)	11.1	(1.8)
IA	17.0	21.4	8.7	11.6	5.4	4.9	5.9	1.5	2.5	78.9	80.2	(2.3)	(0.9)	18.0	(1.5)
SC	13.5	14.4	10.6	2.7	3.4	12.2	10.8	2.0	5.8	75.4	78.9	(5.9)	(5.6)	16.4	(4.4)
UT	19.2	13.5	13.3	1.4	3.4	9.5	6.2	1.5	6.1	74.1	68.0	10.2	4.7	12.6	9.1
OR	22.2	12.1	16.2	0.4	3.3	6.1	3.2	0.9	6.0	70.4	62.0	15.7	1.2	18.4	13.5
CO	17.4	9.2	14.3	1.0	2.6	1.7	3.9	0.6	11.7	62.4	60.0	(3.5)	41.6	22.4	3.9
CA	1.1	0.7	1.3	3.1	0.4	11.6	33.6	9.0	1.6	62.4	40.2	67.2	55.2	23.7	55.3
MT	22.4	14.5	12.8	0.2	3.1	2.8	3.4	0.8	2.1	62.1	56.2	11.1	2.4	27.9	10.6
CT	7.9	6.6	3.2	3.2	1.2	15.2	14.8	4.9	2.8	59.8	49.5	18.4	21.4	37.5	20.9
KS	11.6	16.0	8.0	4.2	3.7	4.4	7.2	1.3	2.7	59.1	57.4	3.9	(0.7)	10.7	3.2
ID	16.3	11.5	10.7	2.0	2.5	3.4	2.9	0.8	3.3	53.4	48.8	10.7	(5.7)	30.8	9.3
WA	13.7	10.0	10.8	—	3.2	2.2	2.0	0.9	2.6	45.4	34.6	24.3	186.3	8.1	31.4
NE	9.6	12.3	6.3	5.0	2.6	0.8	1.3	0.3	2.9	41.1	41.9	(3.6)	(1.3)	17.6	(2.2)
WV	9.1	9.9	8.5	1.2	1.3	—	0.4	0.1	3.6	34.1	33.1	1.4	0.5	13.5	2.6
NM	10.8	7.1	7.6	0.9	2.3	—	—	—	2.8	31.5	29.3	5.7	nm	28.1	7.4
VT	5.4	6.9	3.5	4.7	1.9	1.7	2.3	0.5	1.5	28.4	29.5	(3.8)	7.4	(22.7)	(3.5)
NJ	2.2	1.4	1.6	1.7	0.9	3.2	4.6	2.2	2.6	20.4	12.2	65.0	58.4	125.5	67.3
DE	6.3	4.6	3.7	3.1	1.2	0.1	0.2	—	1.0	20.2	19.9	(0.8)	nm	20.3	1.6
NH	4.3	3.6	2.5	2.2	1.1	1.9	2.4	0.6	1.2	19.8	19.3	(1.2)	9.2	24.0	2.5
ND	5.3	4.9	3.1	—	1.2	0.9	1.0	0.3	0.8	17.5	16.6	5.3	7.5	(6.6)	5.0
SD	3.9	4.6	2.3	2.1	1.3	—	—	—	1.0	15.2	13.5	11.2	(28.4)	36.0	12.5
MA	1.6	1.0	0.8	0.6	0.2	1.8	4.5	1.2	0.8	12.5	4.7	193.9	163.3	102.0	167.6
WY	3.2	3.0	2.5	—	0.7	—	—	—	1.1	10.5	9.9	7.9	(47.4)	1.0	7.1
DC	1.0	2.1	0.1	0.7	1.3	0.3	0.3	0.1	0.8	6.7	4.5	42.8	118.0	42.5	48.5
All Other States	2.5	1.8	2.8	2.0	1.5	0.1	0.3	—	2.3	13.3	12.1	3.5	nm	28.2	10.0
Total	$1,142.3	$1,052.2	$732.6	$296.6	$275.7	$623.3	$661.5	$185.2	$319.2	$5,288.6	$4,997.8	5.1	4.6	21.7	9.2
*Dollar amounts shown are rounded to the nearest hundred thousand; certain amounts may not add due to rounding. Percentage changes are calculated based on whole dollar amounts. *nm - Not meaningful
*Total excludes our London-based global specialty underwriter known as Cincinnati Global and other direct, such as assigned risk pools.

CINF Fourth-Quarter 2019 Supplemental Financial Data

Quarterly Property Casualty Data - Commercial Lines
(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/19	9/30/19	6/30/19	3/31/19	12/31/18	9/30/18	6/30/18	3/31/18	6/30/19	6/30/18	9/30/19	9/30/18	12/31/19	12/31/18
Commercial casualty:
Written premiums	$269	$263	$296	$303	$251	$251	$291	$287	$599	$578	$862	$829	$1,131	$1,080
Year over year change %-written premium	7%	5%	2%	6%	1%	(2)%	4%	(3)%	4%	—%	4%	(1)%	5%	—%
Earned premiums	$280	$277	$277	$268	$270	$268	$272	$265	$545	$537	$822	$805	$1,102	$1,075
Current accident year before catastrophe losses	67.5%	66.1%	67.4%	66.7%	66.8%	64.5%	66.8%	67.9%	67.0%	67.3%	66.7%	66.4%	66.9%	66.5%
Current accident year catastrophe losses	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Prior accident years before catastrophe losses	(4.8)	(2.9)	(9.3)	(11.5)	(6.1)	(8.0)	(5.2)	1.7	(10.3)	(1.8)	(7.8)	(3.9)	(7.1)	(4.4)
Prior accident years catastrophe losses	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Total loss and loss expense ratio	62.7%	63.2%	58.1%	55.2%	60.7%	56.5%	61.6%	69.6%	56.7%	65.5%	58.9%	62.5%	59.8%	62.1%
Commercial property:
Written premiums	$246	$245	$247	$247	$223	$232	$240	$237	$494	$477	$739	$709	$985	$932
Year over year change %-written premium	10%	6%	3%	4%	3%	1%	3%	(1)%	3%	1%	4%	1%	6%	1%
Earned premiums	$249	$241	$234	$234	$232	$229	$231	$228	$468	$459	$709	$688	$958	$920
Current accident year before catastrophe losses	50.3%	49.4%	49.0%	51.5%	52.7%	40.7%	45.8%	58.6%	50.3%	52.2%	50.0%	48.3%	50.1%	49.4%
Current accident year catastrophe losses	0.2	15.0	43.5	13.8	16.8	36.1	22.1	12.8	28.6	17.4	24.0	23.7	17.8	22.0
Prior accident years before catastrophe losses	(1.3)	(1.1)	0.8	1.9	(2.0)	(1.0)	(1.9)	(6.4)	1.3	(4.1)	0.5	(3.1)	0.1	(2.8)
Prior accident years catastrophe losses	(2.6)	(1.9)	(3.6)	(2.6)	(2.5)	(2.9)	(1.2)	(2.6)	(3.0)	(1.9)	(2.7)	(2.2)	(2.7)	(2.3)
Total loss and loss expense ratio	46.6%	61.4%	89.7%	64.6%	65.0%	72.9%	64.8%	62.4%	77.2%	63.6%	71.8%	66.7%	65.3%	66.3%
Commercial auto:
Written premiums	$175	$176	$196	$188	$163	$160	$182	$177	$384	$359	$560	$519	$735	$682
Year over year change %-written premium	7%	10%	8%	6%	7%	2%	9%	2%	7%	5%	8%	4%	8%	5%
Earned premiums	$183	$179	$175	$170	$169	$168	$166	$161	$345	$327	$524	$495	$707	$664
Current accident year before catastrophe losses	68.1%	67.8%	70.5%	74.5%	71.3%	73.5%	75.8%	80.6%	72.5%	78.2%	70.9%	76.6%	70.2%	75.3%
Current accident year catastrophe losses	(0.3)	1.5	1.4	0.3	0.1	0.1	2.1	0.2	0.9	1.1	1.1	0.8	0.7	0.6
Prior accident years before catastrophe losses	0.7	1.7	1.0	(6.7)	4.4	1.8	3.3	(0.8)	(2.9)	1.3	(1.3)	1.5	(0.8)	2.2
Prior accident years catastrophe losses	—	(0.1)	—	—	—	—	(0.1)	(0.2)	—	(0.1)	(0.1)	(0.1)	—	(0.1)
Total loss and loss expense ratio	68.5%	70.9%	72.9%	68.1%	75.8%	75.4%	81.1%	79.8%	70.5%	80.5%	70.6%	78.8%	70.1%	78.0%
Workers' compensation:
Written premiums	$63	$62	$75	$94	$67	$66	$83	$95	$169	$178	$231	$244	$294	$311
Year over year change %-written premium	(6)%	(6)%	(10)%	(1)%	(8)%	(12)%	5%	(4)%	(5)%	—%	(5)%	(4)%	(5)%	(5)%
Earned premiums	$76	$73	$74	$77	$79	$80	$85	$80	$151	$165	$224	$245	$300	$324
Current accident year before catastrophe losses	85.4%	81.1%	78.0%	78.8%	78.8%	74.6%	73.0%	73.1%	78.4%	73.1%	79.3%	73.6%	80.8%	74.9%
Current accident year catastrophe losses	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Prior accident years before catastrophe losses	(20.1)	(27.0)	(35.9)	(20.1)	(23.7)	(10.8)	(20.7)	(16.1)	(27.9)	(18.5)	(27.7)	(16.0)	(25.7)	(17.9)
Prior accident years catastrophe losses	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Total loss and loss expense ratio	65.3%	54.1%	42.1%	58.7%	55.1%	63.8%	52.3%	57.0%	50.5%	54.6%	51.6%	57.6%	55.1%	57.0%
Other commercial:
Written premiums	$66	$70	$65	$64	$57	$65	$60	$58	$129	$118	$199	$183	$265	$240
Year over year change %-written premium	16%	8%	10%	10%	4%	10%	11%	4%	10%	7%	9%	8%	10%	7%
Earned premiums	$64	$64	$63	$61	$61	$60	$58	$56	$124	$114	$188	$174	$252	$235
Current accident year before catastrophe losses	38.2%	34.3%	33.7%	38.0%	38.5%	33.2%	38.2%	37.8%	35.8%	38.0%	35.4%	36.3%	36.0%	37.0%
Current accident year catastrophe losses	0.1	(0.2)	0.3	0.4	0.2	0.3	1.7	0.3	0.3	1.0	0.1	0.8	0.1	0.6
Prior accident years before catastrophe losses	(3.3)	(2.1)	(1.9)	(4.1)	(9.1)	(2.7)	(14.8)	(6.8)	(3.0)	(10.9)	(2.7)	(8.1)	(2.8)	(8.4)
Prior accident years catastrophe losses	(0.3)	0.8	—	0.2	1.0	(0.1)	0.3	(0.3)	0.1	—	0.3	—	0.2	0.2
Total loss and loss expense ratio	34.7%	32.8%	32.1%	34.5%	30.6%	30.7%	25.4%	31.0%	33.2%	28.1%	33.1%	29.0%	33.5%	29.4%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

CINF Fourth-Quarter 2019 Supplemental Financial Data

Quarterly Property Casualty Data - Personal Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/19	9/30/19	6/30/19	3/31/19	12/31/18	9/30/18	6/30/18	3/31/18	6/30/19	6/30/18	9/30/19	9/30/18	12/31/19	12/31/18
Personal auto:
Written premiums	$141	$166	$173	$140	$141	$169	$172	$140	$313	$312	$479	$481	$620	$622
Year over year change %-written premium	—%	(2)%	—%	—%	—%	2%	4%	6%	—%	5%	—%	4%	—%	3%
Earned premiums	$155	$156	$155	$155	$155	$155	$153	$151	$310	$304	$466	$459	$621	$614
Current accident year before catastrophe losses	70.8%	70.2%	73.8%	76.2%	72.6%	77.9%	78.7%	81.2%	75.0%	80.0%	73.4%	79.2%	72.7%	77.6%
Current accident year catastrophe losses	0.4	1.2	1.8	0.5	0.4	1.1	1.3	0.8	1.1	1.0	1.1	1.1	1.0	0.9
Prior accident years before catastrophe losses	(1.7)	(2.0)	(9.4)	(3.3)	(0.6)	(2.1)	(1.5)	(4.3)	(6.3)	(2.9)	(4.9)	(2.6)	(4.1)	(2.1)
Prior accident years catastrophe losses	—	(0.1)	(0.2)	—	—	—	(0.1)	(0.1)	(0.1)	(0.1)	(0.1)	(0.1)	(0.1)	(0.1)
Total loss and loss expense ratio	69.5%	69.3%	66.0%	73.4%	72.4%	76.9%	78.4%	77.6%	69.7%	78.0%	69.5%	77.6%	69.5%	76.3%
Homeowner:
Written premiums	$152	$173	$176	$130	$141	$162	$164	$121	$306	$285	$479	$447	$631	$588
Year over year change %-written premium	8%	7%	8%	7%	7%	8%	9%	10%	8%	10%	7%	9%	7%	8%
Earned premiums	$157	$154	$149	$147	$146	$142	$139	$136	$296	$275	$450	$417	$607	$563
Current accident year before catastrophe losses	55.7%	60.9%	53.1%	51.9%	42.6%	49.8%	57.7%	55.8%	52.5%	56.7%	55.3%	54.4%	55.5%	51.3%
Current accident year catastrophe losses	21.7	14.0	22.6	23.2	17.0	19.2	20.6	19.6	22.9	20.1	19.9	19.8	20.3	19.1
Prior accident years before catastrophe losses	(2.2)	1.0	4.5	2.0	—	3.6	8.1	2.4	3.3	5.3	2.5	4.7	1.3	3.5
Prior accident years catastrophe losses	(0.5)	(0.8)	(2.2)	5.7	0.5	1.0	1.6	0.1	1.7	0.9	0.9	0.9	0.5	0.8
Total loss and loss expense ratio	74.7%	75.1%	78.0%	82.8%	60.1%	73.6%	88.0%	77.9%	80.4%	83.0%	78.6%	79.8%	77.6%	74.7%
Other personal:
Written premiums	$43	$49	$53	$39	$41	$46	$45	$36	$92	$81	$141	$127	$184	$168
Year over year change %-written premium	5%	7%	15%	10%	14%	15%	7%	16%	13%	11%	11%	12%	10%	13%
Earned premiums	$46	$44	$44	$42	$41	$41	$39	$38	$86	$77	$130	$118	$176	$159
Current accident year before catastrophe losses	60.9%	51.4%	51.5%	33.6%	42.7%	60.6%	50.1%	28.9%	42.7%	39.6%	45.7%	46.9%	49.6%	45.8%
Current accident year catastrophe losses	2.9	4.3	4.7	5.6	4.7	9.7	3.0	4.0	5.1	3.6	4.8	5.7	4.3	5.4
Prior accident years before catastrophe losses	(5.9)	(6.4)	(7.7)	(6.1)	(6.9)	(8.7)	13.9	7.2	(6.9)	10.6	(6.7)	3.9	(6.5)	1.1
Prior accident years catastrophe losses	(0.5)	(0.7)	0.4	0.1	0.1	0.1	0.2	(0.5)	0.2	(0.2)	(0.1)	(0.1)	(0.2)	—
Total loss and loss expense ratio	57.4%	48.6%	48.9%	33.2%	40.6%	61.7%	67.2%	39.6%	41.1%	53.6%	43.7%	56.4%	47.2%	52.3%

Quarterly Property Casualty Data - Excess & Surplus Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/19	9/30/19	6/30/19	3/31/19	12/31/18	9/30/18	6/30/18	3/31/18	6/30/19	6/30/18	9/30/19	9/30/18	12/31/19	12/31/18
Excess & Surplus:
Written premiums	$80	$74	$78	$71	$65	$59	$64	$61	$149	$125	$223	$184	$303	$249
Year over year change %-written premium	23%	25%	22%	16%	20%	16%	5%	15%	19%	10%	21%	12%	22%	14%
Earned premiums	$76	$72	$67	$63	$61	$60	$57	$56	$130	$113	$202	$173	$278	$234
Current accident year before catastrophe losses	54.3%	57.6%	50.8%	55.5%	50.9%	53.3%	56.9%	54.6%	53.1%	55.8%	54.7%	54.9%	54.6%	53.9%
Current accident year catastrophe losses	—	0.6	0.7	0.3	0.8	0.9	1.0	1.8	0.5	1.4	0.5	1.2	0.4	1.1
Prior accident years before catastrophe losses	(0.4)	(6.0)	(6.2)	(4.2)	(4.9)	(11.3)	(9.6)	(17.2)	(5.2)	(13.3)	(5.5)	(12.6)	(4.1)	(10.6)
Prior accident years catastrophe losses	0.5	0.5	(0.2)	(0.1)	—	(0.3)	0.2	0.1	(0.1)	0.1	0.1	—	0.2	—
Total loss and loss expense ratio	54.4%	52.7%	45.1%	51.5%	46.8%	42.6%	48.5%	39.3%	48.3%	44.0%	49.8%	43.5%	51.1%	44.4%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

CINF Fourth-Quarter 2019 Supplemental Financial Data

Consolidated Property Casualty Loss and Loss Expense Analysis
(Dollars in millions)				Change in	Change in	Change in	Total			Loss
	Paid	Paid loss	Total	case	IBNR	loss expense	change in	Case	IBNR	expense	Total
	losses	expense	paid	reserves	reserves	reserves	reserves	incurred	incurred	incurred	incurred
Gross loss and loss expense incurred for the twelve months ended December 31, 2019
Commercial casualty	$463	$183	$646	$(43)	$34	$17	$8	$420	$34	$200	$654
Commercial property	602	56	658	69	8	4	81	671	8	60	739
Commercial auto	410	73	483	7	5	1	13	417	5	74	496
Workers' compensation	154	32	186	19	(26)	2	(5)	173	(26)	34	181
Other commercial	66	14	80	9	(1)	(2)	6	75	(1)	12	86
Total commercial lines	1,695	358	2,053	61	20	22	103	1,756	20	380	2,156

Personal auto	373	70	443	(8)	(4)	5	(7)	365	(4)	75	436
Homeowners	436	40	476	(18)	22	1	5	418	22	41	481
Other personal	70	6	76	4	5	—	9	74	5	6	85
Total personal lines	879	116	995	(22)	23	6	7	857	23	122	1,002

Excess & surplus lines	66	33	99	31	6	16	53	97	6	49	152
Other	201	6	207	(33)	35	—	2	168	35	6	209
Total property casualty	$2,841	$513	$3,354	$37	$84	$44	$165	$2,878	$84	$557	$3,519

Ceded loss and loss expense incurred for the twelve months ended December 31, 2019
Commercial casualty	$15	$—	$15	$(20)	$(1)	$1	$(20)	$(5)	$(1)	$1	$(5)
Commercial property	3	—	3	106	5	—	111	109	5	—	114
Commercial auto	1	—	1	—	—	—	—	1	—	—	1
Workers' compensation	10	—	10	6	(1)	—	5	16	(1)	—	15
Other commercial	1	—	1	—	—	—	—	1	—	—	1
Total commercial lines	30	—	30	92	3	1	96	122	3	1	126

Personal auto	6	—	6	(2)	1	—	(1)	4	1	—	5
Homeowners	22	—	22	(11)	—	—	(11)	11	—	—	11
Other personal	1	—	1	—	—	—	—	1	—	—	1
Total personal lines	29	—	29	(13)	1	—	(12)	16	1	—	17

Excess & surplus lines	9	—	9	—	1	—	1	9	1	—	10
Other	25	1	26	(3)	(9)	—	(12)	22	(9)	1	14
Total property casualty	$93	$1	$94	$76	$(4)	$1	$73	$169	$(4)	$2	$167

Net loss and loss expense incurred for the twelve months ended December 31, 2019
Commercial casualty	$448	$183	$631	$(23)	$35	$16	$28	$425	$35	$199	$659
Commercial property	599	56	655	(37)	3	4	(30)	562	3	60	625
Commercial auto	409	73	482	7	5	1	13	416	5	74	495
Workers' compensation	144	32	176	13	(25)	2	(10)	157	(25)	34	166
Other commercial	65	14	79	9	(1)	(2)	6	74	(1)	12	85
Total commercial lines	1,665	358	2,023	(31)	17	21	7	1,634	17	379	2,030

Personal auto	367	70	437	(6)	(5)	5	(6)	361	(5)	75	431
Homeowners	414	40	454	(7)	22	1	16	407	22	41	470
Other personal	69	6	75	4	5	—	9	73	5	6	84
Total personal lines	850	116	966	(9)	22	6	19	841	22	122	985

Excess & surplus lines	57	33	90	31	5	16	52	88	5	49	142
Other	176	5	181	(30)	44	—	14	146	44	5	195
Total property casualty	$2,748	$512	$3,260	$(39)	$88	$43	$92	$2,709	$88	$555	$3,352

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
*Other data includes results from our Cincinnati Re operations and our London-based global specialty underwriter known as Cincinnati Global, which was acquired on February 28, 2019.

CINF Fourth-Quarter 2019 Supplemental Financial Data

Consolidated Property Casualty Loss and Loss and Expense Analysis
(Dollars in millions)				Change in	Change in	Change in	Total			Loss
	Paid	Paid loss	Total	case	IBNR	loss expense	change in	Case	IBNR	expense	Total
	losses	expense	paid	reserves	reserves	reserves	reserves	incurred	incurred	incurred	incurred
Gross loss and loss expense incurred for the three months ended December 31, 2019
Commercial casualty	$115	$46	$161	$3	$4	$7	$14	$118	$4	$53	$175
Commercial property	155	14	169	26	4	2	32	181	4	16	201
Commercial auto	108	19	127	8	(12)	2	(2)	116	(12)	21	125
Workers' compensation	37	8	45	(5)	7	2	4	32	7	10	49
Other commercial	18	4	22	—	(2)	3	1	18	(2)	7	23
Total commercial lines	433	91	524	32	1	16	49	465	1	107	573

Personal auto	96	18	114	3	(8)	1	(4)	99	(8)	19	110
Homeowners	93	10	103	(12)	21	2	11	81	21	12	114
Other personal	18	1	19	3	5	—	8	21	5	1	27
Total personal lines	207	29	236	(6)	18	3	15	201	18	32	251

Excess & surplus lines	16	9	25	4	10	4	18	20	10	13	43
Other	45	2	47	(11)	21	—	10	34	21	2	57
Total property casualty	$701	$131	$832	$19	$50	$23	$92	$720	$50	$154	$924

Ceded loss and loss expense incurred for the three months ended December 31, 2019
Commercial casualty	$7	$—	$7	$(7)	$—	$—	$(7)	$—	$—	$—	$—
Commercial property	5	—	5	81	(1)	—	80	86	(1)	—	85
Commercial auto	1	—	1	(1)	—	—	(1)	—	—	—	—
Workers' compensation	2	—	2	(2)	(1)	—	(3)	—	(1)	—	(1)
Other commercial	—	—	—	—	—	—	—	—	—	—	—
Total commercial lines	15	—	15	71	(2)	—	69	86	(2)	—	84

Personal auto	2	—	2	1	—	—	1	3	—	—	3
Homeowners	—	—	—	(3)	—	—	(3)	(3)	—	—	(3)
Other personal	—	—	—	—	—	—	—	—	—	—	—
Total personal lines	2	—	2	(2)	—	—	(2)	—	—	—	—

Excess & surplus lines	2	—	2	(1)	—	—	(1)	2	—	—	2
Other	5	—	5	4	(6)	—	(2)	9	(6)	—	3
Total property casualty	$24	$—	$24	$72	$(8)	$—	$64	$97	$(8)	$—	$89

Net loss and loss expense incurred for the three months ended December 31, 2019
Commercial casualty	$108	$46	$154	$10	$4	$7	$21	$118	$4	$53	$175
Commercial property	150	14	164	(55)	5	2	(48)	95	5	16	116
Commercial auto	107	19	126	9	(12)	2	(1)	116	(12)	21	125
Workers' compensation	35	8	43	(3)	8	2	7	32	8	10	50
Other commercial	18	4	22	—	(2)	3	1	18	(2)	7	23
Total commercial lines	418	91	509	(39)	3	16	(20)	379	3	107	489

Personal auto	94	18	112	2	(8)	1	(5)	96	(8)	19	107
Homeowners	93	10	103	(9)	21	2	14	84	21	12	117
Other personal	18	1	19	3	5	—	8	21	5	1	27
Total personal lines	205	29	234	(4)	18	3	17	201	18	32	251

Excess & surplus lines	14	9	23	5	10	4	19	18	10	13	41
Other	40	2	42	(15)	27	—	12	25	27	2	54
Total property casualty	$677	$131	$808	$(53)	$58	$23	$28	$623	$58	$154	$835

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
*Other data includes results from our Cincinnati Re operations and our London-based global specialty underwriter known as Cincinnati Global, which was acquired on February 28, 2019.
CINF Fourth-Quarter 2019 Supplemental Financial Data

Quarterly Property Casualty Data - Consolidated

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/19	9/30/19	6/30/19	3/31/19	12/31/18	9/30/18	6/30/18	3/31/18	6/30/19	6/30/18	9/30/19	9/30/18	12/31/19	12/31/18
Premiums
Agency renewal written premiums	$1,084	$1,119	$1,186	$1,130	$1,037	$1,088	$1,150	$1,083	$2,316	$2,233	$3,435	$3,321	$4,519	$4,358
Agency new business written premiums	193	192	212	181	158	154	181	159	393	340	585	494	778	652
Other written premiums	31	40	78	70	(18)	4	18	16	148	34	188	38	219	20
Net written premiums	$1,308	$1,351	$1,476	$1,381	$1,177	$1,246	$1,349	$1,258	$2,857	$2,607	$4,208	$3,853	$5,516	$5,030
Unearned premium change	66	25	(159)	(114)	76	(9)	(119)	(58)	(273)	(177)	(248)	(186)	(182)	(110)
Earned premiums	$1,374	$1,376	$1,317	$1,267	$1,253	$1,237	$1,230	$1,200	$2,584	$2,430	$3,960	$3,667	$5,334	$4,920
Year over year change %
Agency renewal written premiums	5%	3%	3%	4%	5%	2%	6%	2%	4%	4%	3%	3%	4%	4%
Agency new business written premiums	22	25	17	14	5	(2)	10	4	16	7	18	4	19	4
Other written premiums	nm	nm	333	338	(125)	131	13	(24)	335	(8)	395	58	nm	25
Net written premiums	11	8	9	10	4	3	6	2	10	4	9	4	10	4
Paid losses and loss expenses
Losses paid	$677	$703	$677	$692	$606	$585	$586	$579	$1,369	$1,165	$2,072	$1,750	$2,748	$2,356
Loss expenses paid	131	127	121	132	127	120	109	135	253	244	380	364	512	491
Loss and loss expenses paid	$808	$830	$798	$824	$733	$705	$695	$714	$1,622	$1,409	$2,452	$2,114	$3,260	$2,847
Incurred losses and loss expenses
Loss and loss expense incurred	$835	$864	$863	$790	$798	$813	$821	$791	$1,653	$1,612	$2,517	$2,425	$3,352	$3,223
Loss and loss expenses paid as a % of incurred	96.8%	96.1%	92.5%	104.3%	91.9%	86.7%	84.7%	90.3%	98.1%	87.4%	97.4%	87.2%	97.3%	88.3%
Statutory combined ratio
Loss ratio	49.6%	52.1%	55.7%	52.5%	51.5%	54.8%	54.9%	55.2%	54.1%	55.0%	53.4%	54.9%	52.5%	54.1%
Loss adjustment expense ratio	11.3	11.0	9.9	10.1	12.2	10.9	11.8	10.8	10.1	11.3	10.4	11.2	10.6	11.4
Net underwriting expense ratio	32.1	31.2	29.3	28.9	31.8	31.0	29.1	30.4	29.1	29.8	29.8	30.2	30.3	30.5
US Statutory combined ratio	93.0%	94.3%	94.9%	91.5%	95.5%	96.7%	95.8%	96.4%	93.3%	96.1%	93.6%	96.3%	93.4%	96.0%
Contribution from catastrophe losses	3.3	5.3	10.0	5.8	7.0	9.7	7.1	4.4	7.9	5.8	7.1	7.1	6.0	7.1
Statutory combined ratio excl. catastrophe losses	89.7%	89.0%	84.9%	85.7%	88.5%	87.0%	88.7%	92.0%	85.4%	90.3%	86.5%	89.2%	87.4%	88.9%
GAAP combined ratio
GAAP combined ratio	91.6%	94.2%	96.5%	93.0%	93.9%	96.8%	97.2%	97.9%	94.8%	97.5%	94.6%	97.3%	93.8%	96.4%
Contribution from catastrophe losses	3.3	5.3	10.0	5.8	7.0	9.7	7.1	4.4	7.9	5.8	7.1	7.1	6.0	7.1
GAAP combined ratio excl. catastrophe losses	88.3%	88.9%	86.5%	87.2%	86.9%	87.1%	90.1%	93.5%	86.9%	91.7%	87.5%	90.2%	87.8%	89.3%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory ratios exclude the results of our London-based global specialty underwriter known as Cincinnati Global, which was acquired on February 28, 2019.
*Consolidated property casualty data includes the results of Cincinnati Re and Cincinnati Global.

CINF Fourth-Quarter 2019 Supplemental Financial Data

Quarterly Property Casualty Data - Commercial Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/19	9/30/19	6/30/19	3/31/19	12/31/18	9/30/18	6/30/18	3/31/18	6/30/19	6/30/18	9/30/19	9/30/18	12/31/19	12/31/18
Premiums
Agency renewal written premiums	$719	$713	$767	$799	$694	$702	$758	$771	$1,566	$1,529	$2,279	$2,231	$2,998	$2,925
Agency new business written premiums	129	124	137	120	101	94	118	104	257	222	381	316	510	417
Other written premiums	(29)	(21)	(25)	(23)	(34)	(22)	(20)	(21)	(48)	(41)	(69)	(63)	(98)	(97)
Net written premiums	$819	$816	$879	$896	$761	$774	$856	$854	$1,775	$1,710	$2,591	$2,484	$3,410	$3,245
Unearned premium change	33	18	(56)	(86)	50	31	(44)	(64)	(142)	(108)	(124)	(77)	(91)	(27)
Earned premiums	$852	$834	$823	$810	$811	$805	$812	$790	$1,633	$1,602	$2,467	$2,407	$3,319	$3,218
Year over year change %
Agency renewal written premiums	4%	2%	1%	4%	3%	(1)%	4%	—%	2%	2%	2%	1%	2%	2%
Agency new business written premiums	28	32	16	15	5	(5)	19	1	16	10	21	5	22	5
Other written premiums	15	5	(25)	(10)	(55)	21	(33)	(110)	(17)	(64)	(10)	(19)	(1)	(29)
Net written premiums	8	5	3	5	2	(1)	5	(1)	4	2	4	1	5	1
Paid losses and loss expenses
Losses paid	$418	$417	$394	$436	$377	$370	$350	$371	$830	$722	$1,247	$1,092	$1,665	$1,469
Loss expenses paid	91	89	85	92	90	84	77	96	178	173	266	257	358	347
Loss and loss expenses paid	$509	$506	$479	$528	$467	$454	$427	$467	$1,008	$895	$1,513	$1,349	$2,023	$1,816
Incurred losses and loss expenses
Loss and loss expense incurred	$489	$510	$550	$481	$505	$515	$510	$519	$1,031	$1,029	$1,541	$1,544	$2,030	$2,049
Loss and loss expenses paid as a % of incurred	104.1%	99.2%	87.1%	109.8%	92.5%	88.2%	83.7%	90.0%	97.8%	87.0%	98.2%	87.4%	99.7%	88.6%
Statutory combined ratio
Loss ratio	44.8%	49.3%	56.5%	48.5%	48.6%	51.8%	50.3%	54.4%	52.5%	52.3%	51.5%	52.1%	49.7%	51.3%
Loss adjustment expense ratio	12.6	11.9	10.3	10.9	13.7	12.1	12.6	11.2	10.6	11.9	11.0	12.0	11.5	12.4
Net underwriting expense ratio	32.8	32.7	30.2	28.9	32.7	32.8	30.0	30.5	29.6	30.3	30.6	31.1	31.1	31.4
Statutory combined ratio	90.2%	93.9%	97.0%	88.3%	95.0%	96.7%	92.9%	96.1%	92.7%	94.5%	93.1%	95.2%	92.3%	95.1%
Contribution from catastrophe losses	(0.7)	4.1	11.7	3.3	4.2	9.5	6.5	2.9	7.5	4.7	6.4	6.3	4.5	5.8
Statutory combined ratio excl. catastrophe losses	90.9%	89.8%	85.3%	85.0%	90.8%	87.2%	86.4%	93.2%	85.2%	89.8%	86.7%	88.9%	87.8%	89.3%
GAAP combined ratio
GAAP combined ratio	88.8%	93.4%	98.6%	90.8%	93.4%	95.9%	94.2%	98.3%	94.7%	96.2%	94.3%	96.1%	92.9%	95.4%
Contribution from catastrophe losses	(0.7)	4.1	11.7	3.3	4.2	9.5	6.5	2.9	7.5	4.7	6.4	6.3	4.5	5.8
GAAP combined ratio excl. catastrophe losses	89.5%	89.3%	86.9%	87.5%	89.2%	86.4%	87.7%	95.4%	87.2%	91.5%	87.9%	89.8%	88.4%	89.6%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Fourth-Quarter 2019 Supplemental Financial Data

Quarterly Property Casualty Data - Personal Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/19	9/30/19	6/30/19	3/31/19	12/31/18	9/30/18	6/30/18	3/31/18	6/30/19	6/30/18	9/30/19	9/30/18	12/31/19	12/31/18
Premiums
Agency renewal written premiums	$309	$356	$365	$282	$293	$342	$342	$264	$647	$606	$1,003	$948	$1,312	$1,241
Agency new business written premiums	36	40	47	35	38	42	46	39	82	85	122	127	158	165
Other written premiums	(9)	(8)	(10)	(8)	(8)	(7)	(7)	(6)	(18)	(13)	(26)	(20)	(35)	(28)
Net written premiums	$336	$388	$402	$309	$323	$377	$381	$297	$711	$678	$1,099	$1,055	$1,435	$1,378
Unearned premium change	22	(34)	(54)	35	19	(39)	(50)	28	(19)	(22)	(53)	(61)	(31)	(42)
Earned premiums	$358	$354	$348	$344	$342	$338	$331	$325	$692	$656	$1,046	$994	$1,404	$1,336
Year over year change %
Agency renewal written premiums	5%	4%	7%	7%	7%	8%	8%	8%	7%	8%	6%	8%	6%	7%
Agency new business written premiums	(5)	(5)	2	(10)	(3)	(2)	2	15	(4)	8	(4)	4	(4)	2
Other written premiums	(13)	(14)	(43)	(33)	(60)	(17)	(17)	—	(38)	(8)	(30)	(11)	(25)	(22)
Net written premiums	4	3	6	4	5	6	7	9	5	8	4	7	4	6
Paid losses and loss expenses
Losses paid	$205	$221	$217	$209	$207	$199	$210	$187	$426	$396	$647	$595	$850	$802
Loss expenses paid	29	29	27	31	28	28	25	32	58	56	87	84	116	112
Loss and loss expenses paid	$234	$250	$244	$240	$235	$227	$235	$219	$484	$452	$734	$679	$966	$914
Incurred losses and loss expenses
Loss and loss expense incurred	$251	$244	$240	$250	$216	$249	$269	$238	$490	$507	$734	$756	$985	$972
Loss and loss expenses paid as a % of incurred	93.2%	102.0%	101.7%	96.0%	108.8%	91.2%	87.4%	92.0%	98.8%	89.2%	100.0%	89.8%	98.1%	94.0%
Statutory combined ratio
Loss ratio	61.2%	60.4%	59.7%	64.9%	54.3%	65.6%	71.0%	64.5%	62.3%	67.7%	61.6%	67.0%	61.5%	63.8%
Loss adjustment expense ratio	9.0	8.8	9.2	7.6	9.0	8.1	10.1	8.8	8.4	9.5	8.5	9.0	8.7	9.0
Net underwriting expense ratio	30.7	28.2	27.3	30.7	29.8	26.9	26.6	31.3	28.8	28.7	28.6	28.0	29.1	28.4
Statutory combined ratio	100.9%	97.4%	96.2%	103.2%	93.1%	100.6%	107.7%	104.6%	99.5%	105.9%	98.7%	104.0%	99.3%	101.2%
Contribution from catastrophe losses	9.7	6.7	10.0	13.3	8.2	10.2	10.2	8.9	11.6	9.6	10.0	9.8	9.9	9.4
Statutory combined ratio excl. catastrophe losses	91.2%	90.7%	86.2%	89.9%	84.9%	90.4%	97.5%	95.7%	87.9%	96.3%	88.7%	94.2%	89.4%	91.8%
GAAP combined ratio
GAAP combined ratio	99.3%	99.6%	98.9%	101.3%	91.7%	103.0%	110.1%	103.2%	100.1%	106.7%	99.9%	105.4%	99.8%	101.9%
Contribution from catastrophe losses	9.7	6.7	10.0	13.3	8.2	10.2	10.2	8.9	11.6	9.6	10.0	9.8	9.9	9.4
GAAP combined ratio excl. catastrophe losses	89.6%	92.9%	88.9%	88.0%	83.5%	92.8%	99.9%	94.3%	88.5%	97.1%	89.9%	95.6%	89.9%	92.5%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Fourth-Quarter 2019 Supplemental Financial Data

Quarterly Property Casualty Data - Excess & Surplus Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/19	9/30/19	6/30/19	3/31/19	12/31/18	9/30/18	6/30/18	3/31/18	6/30/19	6/30/18	9/30/19	9/30/18	12/31/19	12/31/18
Premiums
Agency renewal written premiums	$56	$50	$54	$49	$50	$44	$50	$48	$103	$98	$153	$142	$209	$192
Agency new business written premiums	28	28	28	26	19	18	17	16	54	33	82	51	110	70
Other written premiums	(4)	(4)	(4)	(4)	(4)	(3)	(3)	(3)	(8)	(6)	(12)	(9)	(16)	(13)
Net written premiums	$80	$74	$78	$71	$65	$59	$64	$61	$149	$125	$223	$184	$303	$249
Unearned premium change	(4)	(2)	(11)	(8)	(4)	1	(7)	(5)	(19)	(12)	(21)	(11)	(25)	(15)
Earned premiums	$76	$72	$67	$63	$61	$60	$57	$56	$130	$113	$202	$173	$278	$234
Year over year change %
Agency renewal written premiums	12%	14%	8%	2%	25%	13%	16%	20%	5%	18%	8%	16%	9%	19%
Agency new business written premiums	47	56	65	63	19	20	(19)	—	64	(11)	61	(2)	57	3
Other written premiums	—	(33)	(33)	(33)	(100)	—	—	—	(33)	—	(33)	—	(23)	(18)
Net written premiums	23	25	22	16	20	16	5	15	19	10	21	12	22	14
Paid losses and loss expenses
Losses paid	$14	$16	$10	$18	$13	$10	$14	$9	$28	$23	$43	$33	$57	$46
Loss expenses paid	9	8	7	8	8	7	6	7	15	13	23	20	33	28
Loss and loss expenses paid	$23	$24	$17	$26	$21	$17	$20	$16	$43	$36	$66	$53	$90	$74
Incurred losses and loss expenses
Loss and loss expense incurred	$41	$39	$29	$33	$29	$25	$29	$21	$62	$50	$101	$75	$142	$104
Loss and loss expenses paid as a % of incurred	56.1%	63.2%	53.5%	78.8%	72.4%	68.0%	69.0%	76.2%	68.8%	72.0%	65.3%	70.7%	63.4%	71.2%
Statutory combined ratio
Loss ratio	38.0%	35.6%	27.2%	32.9%	30.7%	25.8%	33.9%	18.8%	30.0%	26.5%	32.0%	26.2%	33.7%	27.4%
Loss adjustment expense ratio	16.4	17.1	17.9	18.6	16.1	16.8	14.6	20.5	18.3	17.5	17.9	17.3	17.4	17.0
Net underwriting expense ratio	29.1	29.6	28.5	28.5	29.3	30.5	28.7	28.0	28.4	28.3	28.8	29.0	28.9	29.1
Statutory combined ratio	83.5%	82.3%	73.6%	80.0%	76.1%	73.1%	77.2%	67.3%	76.7%	72.3%	78.7%	72.5%	80.0%	73.5%
Contribution from catastrophe losses	0.5	1.1	0.5	0.2	0.8	0.6	1.2	1.9	0.4	1.5	0.6	1.2	0.6	1.1
Statutory combined ratio excl. catastrophe losses	83.0%	81.2%	73.1%	79.8%	75.3%	72.5%	76.0%	65.4%	76.3%	70.8%	78.1%	71.3%	79.4%	72.4%
GAAP combined ratio
GAAP combined ratio	82.9%	83.2%	76.1%	83.5%	75.4%	72.0%	77.6%	68.8%	79.7%	73.3%	80.9%	72.8%	81.5%	73.5%
Contribution from catastrophe losses	0.5	1.1	0.5	0.2	0.8	0.6	1.2	1.9	0.4	1.5	0.6	1.2	0.6	1.1
GAAP combined ratio excl. catastrophe losses	82.4%	82.1%	75.6%	83.3%	74.6%	71.4%	76.4%	66.9%	79.3%	71.8%	80.3%	71.6%	80.9%	72.4%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Fourth-Quarter 2019 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Statutory Statements of Income

	For the Three Months Ended December 31,				For the Twelve Months Ended December 31,
(Dollars in millions)	2019	2018	Change	% Change	2019	2018	Change	% Change
Underwriting income
Net premiums written	$1,272	$1,177	$95	8	$5,376	$5,030	$346	7
Unearned premium change	(64)	(76)	12	16	191	110	81	74
Earned premiums	$1,336	$1,253	$83	7	$5,185	$4,920	$265	5

Losses incurred	$662	$646	$16	2	$2,720	$2,660	$60	2
Defense and cost containment expenses incurred	74	80	(6)	(8)	278	308	(30)	(10)
Adjusting and other expenses incurred	77	72	5	7	274	255	19	7
Other underwriting expenses incurred	406	371	35	9	1,618	1,524	94	6
Workers compensation dividend incurred	3	3	—	—	12	12	—	0
Total underwriting deductions	$1,222	$1,172	$50	4	$4,902	$4,759	$143	3

Net underwriting profit	$114	$81	$33	41	$283	$161	$122	76

Investment income
Gross investment income earned	$108	$106	$2	2	$419	$407	$12	3
Net investment income earned	106	104	2	2	411	400	11	3
Net realized capital gains and losses, net	(7)	17	(24)	nm	(3)	98	(101)	nm
Net investment gains	$99	$121	$(22)	(18)	$408	$498	$(90)	(18)

Other income	$2	$2	$—	—	$8	$9	$(1)	(11)

Net income before federal income taxes	$215	$204	$11	5	$699	$668	$31	5
Federal and foreign income taxes incurred	44	34	10	29	117	(28)	145	nm
Net income (statutory)	$171	$170	$1	1	$582	$696	$(114)	(16)

Policyholders' surplus - statutory	$5,621	$4,919	$702	14	$5,621	$4,919	$702	14

Fixed maturities at amortized cost - statutory	$7,424	$7,150	$274	4	$7,424	$7,150	$274	4
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Fourth-Quarter 2019 Supplemental Financial Data

The Cincinnati Life Insurance Company
Statutory Statements of Income

	For the Three Months Ended December 31,				For the Twelve Months Ended December 31,
(Dollars in millions)	2019	2018	Change	% Change	2019	2018	Change	% Change
Net premiums written	$80	$77	$3	4	$313	$294	$19	6
Net investment income	41	39	2	5	160	157	3	2
Amortization of interest maintenance reserve	—	1	(1)	(100)	1	3	(2)	(67)
Commissions and expense allowances on reinsurance ceded	2	2	—	—	5	5	—	—
Income from fees associated with separate accounts	1	1	—	—	4	4	—	—
Total revenues	$124	$120	$4	3	$483	$463	$20	4

Death benefits and matured endowments	$37	$38	$(1)	(3)	$139	$114	$25	22
Annuity benefits	21	28	(7)	(25)	89	101	(12)	(12)
Disability benefits and benefits under accident and health contracts	1	1	—	—	2	2	—	—
Surrender benefits and group conversions	5	6	(1)	(17)	20	27	(7)	(26)
Interest and adjustments on deposit-type contract funds	2	2	—	—	9	9	—	—
Increase in aggregate reserves for life and accident and health contracts	25	25	—	—	102	103	(1)	(1)
Total benefit expenses	$91	$100	$(9)	(9)	$361	$356	$5	1

Commissions	$13	$14	$(1)	(7)	$52	$52	$—	—
General insurance expenses and taxes	12	13	(1)	(8)	52	50	2	4
Increase in loading on deferred and uncollected premiums	(5)	—	(5)	nm	(7)	1	(8)	nm
Net transfers from Separate Accounts	(2)	(2)	—	—	(8)	(2)	(6)	(300)
Total underwriting expenses	$18	$25	$(7)	(28)	$89	$101	$(12)	(12)

Federal and foreign income tax provision	4	3	1	33	9	2	7	350

Net gain from operations before capital gains or (losses)	$11	$(8)	$19	nm	$24	$4	$20	nm

Gains and losses net of capital gains tax, net	(3)	(4)	1	25	(5)	(4)	(1)	(25)

Net income (loss) - statutory	$8	$(12)	$20	nm	$19	$—	$19	nm

Policyholders' surplus - statutory	$204	$191	$13	7	$204	$191	$13	7

Fixed maturities at amortized cost - statutory	$3,454	$3,384	$70	2	$3,454	$3,384	$70	2
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Fourth-Quarter 2019 Supplemental Financial Data

Quarterly Data - Other

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/19	9/30/19	6/30/19	3/31/19	12/31/18	9/30/18	6/30/18	3/31/18	6/30/19	6/30/18	9/30/19	9/30/18	12/31/19	12/31/18
Cincinnati Re:
Written premiums	$36	$35	$73	$84	$28	$36	$48	$46	$157	$94	$192	$130	$228	$158
Year over year change %- written premium	29%	(3)%	52%	83%	33%	50%	20%	15%	67%	18%	48%	25%	44%	26%
Earned premiums	$50	$48	$46	$40	$39	$34	$30	$29	$86	$59	$134	$93	$184	$132
Current accident year before catastrophe losses	43.9%	55.6%	51.3%	54.3%	47.4%	42.5%	50.0%	53.4%	52.7%	51.6%	53.7%	48.3%	51.1%	48.0%
Current accident year catastrophe losses	20.5	17.3	—	—	63.9	23.7	—	—	—	—	6.3	8.8	10.1	24.9
Prior accident years before catastrophe losses	2.2	1.2	(3.7)	6.2	13.2	2.3	(5.8)	(9.3)	0.9	(7.5)	1.0	(3.9)	1.3	1.1
Prior accident years catastrophe losses	0.2	(7.9)	8.7	(0.3)	(0.6)	0.8	(0.1)	(0.3)	4.5	(0.2)	—	0.2	0.1	—
Total loss and loss expense ratio	66.8%	66.2%	56.3%	60.2%	123.9%	69.3%	44.1%	43.8%	58.1%	43.9%	61.0%	53.4%	62.6%	74.0%

Cincinnati Global:
Written premiums	$37	$38	$44	$21	—	—	—	—	$65	—	$103	—	$140	—
Earned premiums	38	68	33	10	—	—	—	—	43	—	111	—	149	—
Current accident year before catastrophe losses	39.6%	44.6%	75.5%	103.9%	—	—	—	—	82.6%	—	59.3%	—	54.3%	—
Current accident year catastrophe losses	4.8	19.4	9.8	—	—	—	—	—	7.3	—	14.7	—	12.2	—
Prior accident years before catastrophe losses	(0.2)	(2.9)	(8.5)	(84.0)	—	—	—	—	(27.3)	—	(12.3)	—	(9.2)	—
Prior accident years catastrophe losses	9.1	(4.2)	(22.5)	4.3	—	—	—	—	(15.8)	—	(8.7)	—	(4.2)	—
Total loss and loss expense ratio	53.3%	56.9%	54.3%	24.2%	—	—	—	—	46.8%	—	53.0%	—	53.1%	—

Noninsurance operations:
Interest and fees on loans and leases	$1	$1	$1	$2	$—	$2	$1	$1	$3	$2	$4	$4	$5	$4
Other revenue	1	2	1	—	1	—	—	—	1	—	3	—	4	1
Interest expense	13	14	13	13	13	14	13	13	26	26	40	40	53	53
Operating expense	6	5	4	8	6	3	3	4	12	7	17	10	23	16
Total noninsurance operations loss	$(17)	$(16)	$(15)	$(19)	$(18)	$(15)	$(15)	$(16)	$(34)	$(31)	$(50)	$(46)	$(67)	$(64)

*Dollar amounts shown are in conformity with GAAP and rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

*Cincinnati Global, our London-based global specialty underwriter, was acquired on February 28, 2019. Noninsurance operations include the noninvestment operations of the parent company and a noninsurance subsidiary, CFC Investment Company.

CINF Fourth-Quarter 2019 Supplemental Financial Data